Exhibit 99.1
News

Contact:
Investors and Media
Peggy Reilly Tharp, Brown Shoe Company
(314) 854-4134, ptharp@brownshoe.com

Brown Shoe Company Reports Fourth Quarter and Full Year 2014 Results
Delivered record FY’14 consolidated operating earnings

ST. LOUIS, March 11, 2015 - Brown Shoe Company (NYSE: BWS, brownshoe.com) today reported fourth quarter 2014 financial results, with net sales of $615.4 million up 2.6% versus fourth quarter 2013 net sales of $600.0 million. Fourth quarter 2014 reported net earnings of $16.2 million, or $0.37 per diluted share, included $0.17 per diluted share of adjustments, primarily related to the sale of Shoes.com in December 2014. Adjusted net earnings of $9.0 million, or $0.20 per diluted share, were up 45.5% compared to reported net earnings of $6.2 million, or $0.14 per diluted share, in the fourth quarter of 2013. Gross margin was flat year-over-year, at 40.2%, while operating earnings of $12.7 million were up 24.7%.

For the full year, the company reported net sales of $2,571.7 million up 2.3% versus 2013 net sales of $2,513.1 million. Reported net earnings for 2014 were $82.8 million, or $1.89 per diluted share, versus $38.1 million, or $0.88 per diluted share, in 2013. Adjusted net earnings for 2014 were $75.6 million, or $1.72 per diluted share, and were up 23.0% compared to 2013 adjusted net earnings of $61.5 million, or $1.41 per diluted share. Gross margin was flat year-over-year, at 40.4%, while operating earnings of $125.9 million were up 27.7%.

“Both of our business segments helped drive fourth quarter results, with Famous Footwear delivering strong same-store-sales growth of 4.0% while Brand Portfolio sales improved 5.4%. Both segments also delivered good improvement in adjusted operating margin for the quarter, with Famous Footwear up 90 basis points and Brand Portfolio adjusted operating margin up 160 basis points,” said Diane Sullivan, CEO, president and chairman of Brown Shoe Company. “This is in addition to record adjusted operating earnings for 2014 and good year-over-year improvement in adjusted operating margin - up 80 basis points to 5.0%.”

	13 Weeks 4Q'14	13 Weeks 4Q'13	4Q Change	52 Weeks FY'14	52 Weeks FY'13	FY Change
US$M, except per share (unaudited)
Consolidated net sales	$615.4	$600.0	2.6%	$2,571.7	$2,513.1	2.3%
Famous Footwear	369.4	366.5	0.8%	1,589.3	1,588.6	0.0%
Brand Portfolio	246.0	233.5	5.4%	982.5	924.6	6.3%
Gross profit	247.4	241.4	2.5%	1,040.1	1,014.3	2.5%
Margin	40.2%	40.2%	—	40.4%	40.4%	—
SG&A	231.2	231.2	0.0%	910.7	909.7	0.1%
% of net sales	37.6%	38.5%	(90 bps)	35.4%	36.2%	(80 bps)
Restructuring and other special charges, net	3.5	—	100.0%	3.5	1.3	176.1%
Operating earnings	12.7	10.2	24.7%	125.9	98.6	27.7%
Margin	2.1%	1.7%	40 bps	4.9%	3.9%	100 bps
Gain on sale of subsidiary	4.7	—	100.0%	4.7	—	100.0%
Net interest expense	(4.7)	(5.0)	(5.4%)	(20.1)	(20.9)	(3.9%)
Earnings from continuing operations before income taxes	12.2	5.2	135.8%	110.1	77.7	41.7%
Tax rate	(32.4)%	(14.8)%	1760 bps	24.7%	30.6%	(590 bps)
Net earnings from discontinued operations	—	0.2	(100.0%)	—	(16.1)	(100.0%)
Net earnings	$16.2	$6.2	163.5%	$82.8	$38.1	117.6%
Per diluted share	$0.37	$0.14	164.3%	$1.89	$0.88	114.8%
Adjusted net earnings	$9.0	$6.2	45.5%	$75.6	$61.5	23.0%
Per diluted share	$0.20	$0.14	42.9%	$1.72	$1.41	22.0%

Fourth Quarter Highlights
Famous Footwear fourth quarter 2014 sales of $369.4 million were up 0.8% year-over-year, including Shoes.com through December 12, 2014. Excluding Shoes.com, fourth quarter sales were up 3.6%. For the quarter, same-store-sales were up 4.0%, with performance driven by continued steady improvement in athletics and good performance in boots. During the quarter, 13 stores were closed and 10 new stores were added.

Brand Portfolio sales of $246.0 million were up 5.4% in the fourth quarter. Performance in the quarter was driven by a 22.8% improvement in Contemporary Fashion sales, offset by a 4.7% decline in Healthy Living sales.

Consolidated gross profit of $247.4 million was up 2.5% in the fourth quarter, while gross margin was flat year-over-year at 40.2%. SG&A for the fourth quarter was $231.2 million, or 37.6% of net sales, which was down approximately 90 basis points versus the prior year. For the quarter, adjusted operating margins improved approximately 90 basis points year-over-year to 2.6%.

Inventory at the end of the fourth quarter was $543.1 million, down slightly from $547.5 million in the prior year. Famous Footwear inventory was down 8.0%, while Brand Portfolio inventory was up 14.5%. At quarter-end, Brown Shoe Company had no borrowings against its revolving credit facility and had $67.4 million of cash and equivalents. The company’s debt-to-capital ratio improved to 26.9% from 30.1% in the fourth quarter of 2013.

Full Year Highlights
Famous Footwear reported full year 2014 sales of $1,589.3 million, roughly flat year-over-year, including Shoes.com. Excluding Shoes.com, sales were up 1.1% in 2014, while same-store-sales were up 1.5%. During the year, 56 stores were closed and 50 new stores were added, as average revenue per square foot improved to $215.

Brand Portfolio sales of $982.5 million were up 6.3% over $924.6 million in 2013. For the year, strong Contemporary Fashion sales growth of 20.0% was offset by a slight decline in Healthy Living sales of 1.6%.

For 2014, consolidated gross profit of $1,040.1 million was up 2.5%, while gross margin of 40.4% was flat year-over-year. SG&A for 2014 was $910.7 million, or 35.4% of net sales and down 80 basis points versus the prior year. For the year, adjusted operating margins improved by 80 basis points to 5.0%. Capital expenditures of $50.0 million were up 1.7% from $49.2 million in the prior year.

Financial Review and 2015 Outlook
“We’re looking forward to following up a strong 2014 with additional growth in 2015, and we expect to deliver diluted EPS between $1.78 and $1.88 this year,” said Ken Hannah, chief financial officer of Brown Shoe Company. “While we’re confident about our 2015 strategy, we are also cautious about the potential for product delays in the first half of the year, as the west coast port situation is gradually untangled. However, we believe the supply chain changes we implemented last fall should help mitigate most of the impact.”

Guidance Metric	FY’15
Consolidated net sales	$2.61 to $2.63 billion
Famous Footwear same-store sales	Up low-single digits
Famous Footwear reported sales	Flat, due to sale of Shoes.com
Brand Portfolio sales	Up mid-single digits
Gross margin	Up approximately 10 bps
SG&A	Less than or equal to 35.4% of sales
Net interest expense	~$18 million
Effective tax rate	30% to 33%
Earnings per diluted share	$1.78 to $1.88
Depreciation and amortization	~$53 million
Capital expenditures	~$75 million

Investor Conference Call: Brown Shoe Company will host an investor conference call at 9 a.m. ET today, March 11, 2015. The webcast and slides will be available at investor.brownshoe.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 94046375. A replay will be available for a limited period at investor.brownshoe.com/news/events/archive. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 94046375 through March 25, 2015.

Definitions: All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Brown Shoe Company, Inc. and diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures: In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results. Reconciliations to the applicable GAAP financial measures have been included in the attached schedules.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) rapidly changing fashion trends and purchasing patterns; (iii) intense competition within the footwear industry; (iv) the ability to accurately forecast sales and manage inventory levels; (v) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (vi) cybersecurity threats or other major disruption to the company’s information technology systems; (vii) customer concentration and increased consolidation in the retail industry; (viii) a disruption in the company’s distribution centers; (ix) foreign currency fluctuations; (x) additional duties, quotas, tariffs or other trade restrictions;(xi) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xii) the ability to recruit and retain senior management and other key associates; (xiii) the ability to attract, retain and maintain good relationships with licensors and protect intellectual property rights; (xiv) the ability to secure/exit leases on favorable terms; and (xv) the ability to maintain relationships with current suppliers. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 1, 2014, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Brown Shoe Company:  Brown Shoe Company is a $2.6 billion, global, footwear company whose shoes are worn by people of all ages, from all walks of life.  Our products are available virtually everywhere - in the over 1,200 Famous Footwear and Naturalizer retail stores we operate, in hundreds of major department and specialty stores, on 13 branded ecommerce sites, and on many additional third-party retail websites.  Through our broad range of products, we serve three key consumer platforms.  Famous Footwear and Famous.com serve as our Family brands and provide one-stop-shopping destinations for high quality, affordable styles for a family’s every occasion.  Active people who want comfort, style and performance, can look to our Healthy Living brands - Naturalizer, Dr. Scholl's, LifeStride and Ryka.  Our Contemporary Fashion brands - Sam Edelman, Franco Sarto, Vince, Via Spiga, Fergie Footwear and Carlos Santana - keep fashionistas in step with the latest trends.  At Brown Shoe Company, we inspire people to feel good and live better... feet first!

SCHEDULE 1

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)		(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(Thousands, except per share data)	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014
Net sales	$615,393	$599,962	$2,571,709	$2,513,113
Cost of goods sold	368,006	358,555	1,531,609	1,498,825
Gross profit	247,387	241,407	1,040,100	1,014,288
Selling and administrative expenses	231,210	231,229	910,682	909,749
Restructuring and other special charges, net	3,484	—	3,484	1,262
Impairment of assets held for sale	—	—	—	4,660
Operating earnings	12,693	10,178	125,934	98,617
Interest expense	(4,808)	(5,087)	(20,445)	(21,254)
Loss on early extinguishment of debt	(420)	—	(420)	—
Interest income	85	95	379	377
Gain on sale of subsidiary	4,679	—	4,679	—
Earnings before income taxes from continuing operations	12,229	5,186	110,127	77,740
Income tax benefit (provision)	3,962	765	(27,184)	(23,758)
Net earnings from continuing operations	16,191	5,951	82,943	53,982
Discontinued operations:
Earnings (loss) from discontinued operations, net of tax of $0, $134, $0 and $5,922, respectively	—	210	—	(4,574)
Disposition/impairment of discontinued operations, net of tax of $0	—	—	—	(11,512)
Net earnings (loss) from discontinued operations	—	210	—	(16,086)
Net earnings	16,191	6,161	82,943	37,896
Net (loss) earnings attributable to noncontrolling interests	(53)	(3)	93	(177)
Net earnings attributable to Brown Shoe Company, Inc.	$16,244	$6,164	$82,850	$38,073

Basic earnings (loss) per common share:
From continuing operations	$0.37	$0.14	$1.90	$1.25
From discontinued operations	—	—	—	(0.37)
Basic earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.37	$0.14	$1.90	$0.88

Diluted earnings (loss) per common share:
From continuing operations	$0.37	$0.14	$1.89	$1.25
From discontinued operations	—	—	—	(0.37)
Diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.37	$0.14	$1.89	$0.88

Basic number of shares	42,178	41,560	42,071	41,356
Diluted number of shares	42,352	41,886	42,274	41,653

SCHEDULE 2

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	January 31, 2015	February 1, 2014
(Thousands)
ASSETS
Cash and cash equivalents	$67,403	$82,546
Receivables, net	136,646	129,217
Inventories, net	543,103	547,531
Prepaid expenses and other current assets	43,744	33,136
Current assets - discontinued operations	—	119
Total current assets	790,896	792,549

Property and equipment, net	149,743	143,560
Goodwill and intangible assets, net	134,587	73,673
Other assets	141,586	139,621
Total assets	$1,216,812	$1,149,403

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$—	$7,000
Trade accounts payable	215,921	226,602
Other accrued expenses	181,162	152,545
Current liabilities - discontinued operations	—	708
Total current liabilities	397,083	386,855

Long-term debt	199,197	199,010
Deferred rent	39,742	38,593
Other liabilities	39,168	47,583
Total other liabilities	278,107	285,186

Total Brown Shoe Company, Inc. shareholders’ equity	540,910	476,699
Noncontrolling interests	712	663
Total equity	541,622	477,362
Total liabilities and equity	$1,216,812	$1,149,403

SCHEDULE 3

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Fifty-Two Weeks Ended
(Thousands)	January 31, 2015	February 1, 2014
OPERATING ACTIVITIES:
Net earnings	$82,943	$37,896
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	51,615	55,329
Amortization of debt issuance costs and debt discount	2,400	2,513
Loss on early extinguishment of debt	420	—
Share-based compensation expense	6,190	5,567
Tax benefit related to share-based plans	(929)	(3,439)
Loss on disposal of facilities and equipment	1,610	1,697
Impairment charges for facilities and equipment	1,982	1,636
Impairment of assets held for sale	—	4,660
Disposition/impairment of discontinued operations	—	11,512
Net (gain) loss on sale of subsidiaries	(4,679)	576
Deferred rent	1,149	4,882
Provision for doubtful accounts	1,716	551

Changes in operating assets and liabilities, net of dispositions:
Receivables	(9,175)	(17,570)
Inventories	(7,651)	(44,852)
Prepaid expenses and other current and noncurrent assets	(23,469)	3,798
Trade accounts payable	(8,204)	12,951
Accrued expenses and other liabilities	22,553	24,785
Other, net	341	1,540
Net cash provided by operating activities	118,812	104,032

INVESTING ACTIVITIES:
Capital expenditures	(50,038)	(49,203)
Acquisition of trademarks	(65,065)	—
Investment in nonconsolidated affiliate	(7,000)	—
Net proceeds from sale of subsidiaries, inclusive of note receivable	10,120	69,347
Net cash (used for) provided by investing activities	(111,983)	20,144

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	867,000	1,129,000
Repayments under revolving credit agreement	(874,000)	(1,227,000)
Dividends paid	(12,237)	(12,105)
Debt issuance costs	(2,615)	—
Issuance of common stock under share-based plans, net	440	804
Tax benefit related to share-based plans	929	3,439
Contributions by noncontrolling interest	—	50
Net cash used for financing activities	(20,483)	(105,812)
Effect of exchange rate changes on cash and cash equivalents	(1,489)	(4,041)
(Decrease) increase in cash and cash equivalents	(15,143)	14,323
Cash and cash equivalents at beginning of period	82,546	68,223
Cash and cash equivalents at end of period	$67,403	$82,546

SCHEDULE 4

BROWN SHOE COMPANY, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)			(Unaudited)
	Thirteen Weeks Ended January 31, 2015			Thirteen Weeks Ended February 1, 2014
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$16,244	$0.37		$6,164	$0.14

Charges/Other Items - Continuing Operations:
Disposal of Shoes.com	(3,134)	(9,757)	(0.23)	—	—	—
Organizational changes	1,939	1,185	0.03	—	—	—
Tax on dividend of international subsidiary	—	1,040	0.02	—	—	—
Loss on debt extinguishment	420	257	0.01	—	—	—
Total Charges/Other items - Continuing Operations	$(775)	$(7,275)	$(0.17)	$—	$—	$—
Adjusted earnings		$8,969	$0.20		$6,164	$0.14

	(Unaudited)			(Unaudited)
	Fifty-Two Weeks Ended January 31, 2015			Fifty-Two Weeks Ended February 1, 2014
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share
GAAP earnings		$82,850	$1.89		$38,073	$0.88

Charges/Other Items - Continuing Operations:
Portfolio realignment
Business exits and cost reductions	$—	—	—	$1,262	803	0.02
Non-cash impairments/dispositions	—	—	—	4,660	4,660	0.11
Disposal of Shoes.com	(3,134)	(9,757)	(0.23)	—	—	—
Organizational changes	1,939	1,185	0.03	—	—	—
Tax on dividend of international subsidiary	—	1,040	0.02	—	—	—
Loss on debt extinguishment	420	257	0.01	—	—	—
Total Charges/Other items - Continuing Operations	(775)	(7,275)	(0.17)	5,922	5,463	0.13

Charges/Other Items - Discontinued Operations:
Portfolio realignment
Business exits and cost reductions	—	—	—	13,233	6,414	0.13
Non-cash impairments/dispositions	—	—	—	11,512	11,512	0.27
Total Charges/Other Items - Discontinued Operations	—	—	—	24,745	17,926	0.40
Total Charges/Other Items	$(775)	(7,275)	(0.17)	$30,667	23,389	0.53
Adjusted earnings		$75,575	$1.72		$61,462	$1.41

SCHEDULE 5

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014
Net Sales	$369,378	$366,487	$246,015	$233,475	$—	$—	$615,393	$599,962
Gross Profit	$165,982	$165,047	$81,405	$76,360	$—	$—	$247,387	$241,407
Adjusted Gross Profit	$165,982	$165,047	$81,405	$76,360	$—	$—	$247,387	$241,407
Gross Profit Rate	44.9%	45.0%	33.1%	32.7%	—%	—%	40.2%	40.2%
Adjusted Gross Profit Rate	44.9%	45.0%	33.1%	32.7%	—%	—%	40.2%	40.2%
Operating Earnings (Loss)	$14,923	$12,587	$17,061	$12,493	$(19,291)	$(14,902)	$12,693	$10,178
Adjusted Operating Earnings (Loss)	$15,748	$12,587	$17,344	$12,493	$(16,915)	$(14,902)	$16,177	$10,178
Operating Earnings %	4.0%	3.4%	6.9%	5.4%	—%	—%	2.1%	1.7%
Adjusted Operating Earnings %	4.3%	3.4%	7.0%	5.4%	—%	—%	2.6%	1.7%
Same-store Sales % (on a 13-week basis)	4.0%	(1.8)%	(4.2)%	1.3%	—%	—%	—%	—%
Number of Stores	1,038	1,044	171	179	—	—	1,209	1,223

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014
Gross Profit	$165,982	$165,047	$81,405	$76,360	$—	$—	$247,387	$241,407
Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted Gross Profit	$165,982	$165,047	$81,405	$76,360	$—	$—	$247,387	$241,407
Operating Earnings (Loss)	$14,923	$12,587	$17,061	$12,493	$(19,291)	$(14,902)	$12,693	$10,178
Charges/Other Items:
Restructuring related to disposition	825	—	283	—	437	—	1,545	—
Organizational changes	—	—	—	—	1,939	—	1,939	—
Total charges/other items	825	—	283	—	2,376	—	3,484	—
Adjusted Operating Earnings (Loss)	$15,748	$12,587	$17,344	$12,493	$(16,915)	$(14,902)	$16,177	$10,178

SCHEDULE 5

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014
Net Sales	$1,589,258	$1,588,552	$982,451	$924,562	$—	$—	$2,571,709	$2,513,113
Gross Profit	$706,101	$701,178	$333,999	$313,110	$—	$—	$1,040,100	$1,014,288
Adjusted Gross Profit	$706,101	$701,178	$333,999	$313,110	$—	$—	$1,040,100	$1,014,288
Gross Profit Rate	44.4%	44.1%	34.0%	33.9%	—%	—%	40.4%	40.4%
Adjusted Gross Profit Rate	44.4%	44.1%	34.0%	33.9%	—%	—%	40.4%	40.4%
Operating Earnings (Loss)	$104,581	$105,381	$73,403	$39,909	$(52,050)	$(46,673)	$125,934	$98,617
Adjusted Operating Earnings (Loss)	$105,406	$105,381	$73,686	$45,815	$(49,674)	$(46,657)	$129,418	$104,539
Operating Earnings %	6.6%	6.6%	7.5%	4.3%	—%	—%	4.9%	3.9%
Adjusted Operating Earnings %	6.6%	6.6%	7.5%	5.0%	—%	—%	5.0%	4.2%
Same-store Sales % (on a 13-week basis)	1.5%	2.9%	(3.6)%	1.6%
Number of Stores	1,038	1,044	171	179	—	—	1,209	1,223

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014
Gross Profit	$706,101	$701,178	$333,999	$313,110	$—	$—	$1,040,100	$1,014,288
Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted Gross Profit	$706,101	$701,178	$333,999	$313,110	$—	$—	$1,040,100	$1,014,288
Operating Earnings (Loss)	$104,581	$105,381	$73,403	$39,909	$(52,050)	$(46,673)	$125,934	$98,617
Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	—	—	—	1,246	—	16	—	1,262
Non-cash impairments/dispositions	—	—	—	4,660	—	—	—	4,660
Restructuring related to disposition	825	—	283	—	437	—	1,545	—
Organizational changes	—	—	—	—	1,939	—	1,939	—
Total charges/other items	825	—	283	5,906	2,376	16	3,484	5,922
Adjusted Operating Earnings (Loss)	$105,406	$105,381	$73,686	$45,815	$(49,674)	$(46,657)	$129,418	$104,539

SCHEDULE 6

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(Thousands, except per share data)	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014

Net earnings attributable to Brown Shoe Company, Inc.:
Net earnings from continuing operations	$16,191	$5,951	$82,943	$53,982
Net loss (earnings) attributable to noncontrolling interests	53	3	(93)	177
Net earnings allocated to participating securities	(588)	(235)	(3,068)	(2,304)
Net earnings from continuing operations	15,656	5,719	79,782	51,855
Net earnings (loss) from discontinued operations	—	210	—	(16,086)
Net (earnings) loss allocated to participating securities	—	(8)	—	687
Net earnings (loss) from discontinued operations	—	202	—	(15,399)
Net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$15,656	$5,921	$79,782	$36,456

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	42,178	41,560	42,071	41,356
Dilutive effect of share-based awards for continuing operations and discontinued operations	174	326	203	297
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	42,352	41,886	42,274	41,653

Basic earnings (loss) per common share:
From continuing operations	$0.37	$0.14	$1.90	$1.25
From discontinued operations	—	—	—	(0.37)
Basic earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.37	$0.14	$1.90	$0.88

Diluted earnings (loss) per common share:
From continuing operations	$0.37	$0.14	$1.89	$1.25
From discontinued operations	—	—	—	(0.37)
Diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.37	$0.14	$1.89	$0.88

SCHEDULE 7

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(Thousands, except per share data)	January 31, 2015	February 1, 2014	January 31, 2015	February 1, 2014

Adjusted net earnings attributable to Brown Shoe Company, Inc.:
Adjusted net earnings from continuing operations	$8,916	$5,951	$75,668	$59,445
Net loss (earnings) attributable to noncontrolling interests	53	3	(93)	177
Net earnings allocated to participating securities	(325)	(235)	(2,799)	(2,538)
Adjusted net earnings from continuing operations	8,644	5,719	72,776	57,084
Adjusted net earnings from discontinued operations	—	210	—	1,840
Net earnings allocated to participating securities	—	(8)	—	(79)
Net earnings from discontinued operations	—	202	—	1,761
Adjusted net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$8,644	$5,921	$72,776	$58,845

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	42,178	41,560	42,071	41,356
Dilutive effect of share-based awards for continuing operations and discontinued operations	174	326	203	297
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	42,352	41,886	42,274	41,653

Basic adjusted earnings per common share:
From continuing operations	$0.20	$0.14	$1.73	$1.38
From discontinued operations	—	—	—	0.04
Basic adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.20	$0.14	$1.73	$1.42

Diluted adjusted earnings per common share:
From continuing operations	$0.20	$0.14	$1.72	$1.37
From discontinued operations	—	—	—	0.04
Diluted adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.20	$0.14	$1.72	$1.41